UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2012

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648	(IRS Employer Identification No.)
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)

12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.          Financial Statements and Exhibits

An exhibit is filed herewith in connection with the issuance of ordinary shares by magicJack VocalTec Ltd. on August 3, 2012 pursuant to the company’s shelf registration statement on Form S-3 (File No. 333-180601).

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Peter Russo
Name: Peter Russo
Title: Chief Financial Officer

Date: August 3, 2012

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co.